UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1, 2022

RADIANT LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35392	04-3625550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Triton Towers Two

Seventh Floor

700 S. Renton Village Place

Renton, Washington 98057

(Address of principal executive offices) (Zip Code)

(425) 462-1094

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Annual Meeting of Stockholders

Radiant Logistics, Inc. (the “Company,” “we” or “us”) will hold its Annual Meeting of Stockholders (the “2022 Annual Meeting”) at its corporate offices on Tuesday, November 15, 2022 at 9:00 a.m., Pacific time. All holders of record of our common stock outstanding as of the close of business on Thursday, September 22, 2022 will be entitled to vote at the 2022 Annual Meeting.

Stockholder proposals not intended to be included in the proxy materials for the 2022 Annual Meeting as well as stockholder nominations for election of directors at the 2022 Annual Meeting must each comply with advance notice provisions set forth in our Amended and Restated Bylaws. For stockholder proposals to be considered properly brought before the 2022 Annual Meeting, written notice must be received by our corporate secretary by September 26, 2022. For director nominations to be considered properly brought before the 2022 Annual Meeting, written notice must be received by our corporate secretary by September 16, 2022. If we do not receive notice by the foregoing dates, as applicable, then such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of our Amended and Restated Bylaws contain informational content requirements that also must be met. A copy of the Amended and Restated Bylaws may be obtained by writing to the Company at our principal place of business.

All proposals by stockholders, all notices of nominations or other general business and all written requests for a copy of our Amended and Restated Bylaws should be sent to:

Radiant Logistics, Inc.

Triton Towers Two

700 S. Renton Village Place, Seventh Floor

Renton, Washington 98057

Attn: Todd Macomber

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: September 1, 2022	By:	/s/ Todd Macomber
Todd Macomber
Senior Vice President and Chief Financial Officer